Kelly Services, Inc. Second Quarter 2016 August 10, 2016 Exhibit 99.2

Safe Harbor Statement This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements. 2

3 Second Quarter 2016 Highlights (YOY Comparisons) • Total revenue declined 0.7%, or up 0.6% in constant currency • Gross profit up 3.7%, or up 4.8% in constant currency – GP rate up 70 basis points • OCG gross profit up 20% • Earnings from operations of $9.9 million, down 14% YOY – Earnings from operations, excluding restructuring, of $13.3 million, up 16% YOY • Earnings per share of $0.23, up 28% – Earnings per share, excluding restructuring, of $0.29

Second Quarter 2016 Financial Summary 4 • Second quarter results reflect softening revenue growth • Continued strong GP rate improvement • Earnings from operations negatively impacted by $3.4 million of restructuring costs • EPS growth due to improvements in both operational performance and effective income tax rate, partially offset by $0.07 per share of restructuring costs ----- (1)Constant Currency represent year-over-year changes resulting from translating 2016 financial data into USD using 2015 exchange rates. Actual Results Change Constant Currency Change(1) Revenue $1.4B (0.7)% 0.6% GP % 16.8% 70 bps Earnings from Operations $9.9M (13.9)% (12.2)% ROS % 0.7% (10) bps EPS $0.23 $0.05

Second Quarter 2016 Financial Summary (Excluding Restructuring) 5 ----- (1) Excludes $3.4 million of restructuring costs, $2.5 million net of income tax expense or $0.07 per share, in 2016. (2) Constant Currency represent year-over-year changes resulting from translating 2016 financial data into USD using 2015 exchange rates. • Earnings from operations growth continued despite softening revenue growth as GP rate improvement and expense leverage combined to result in YOY improvement • EPS growth due to improvements in both operational performance and effective income tax rate Adjusted Results(1) Change Constant Currency Change(2) Revenue $1.4B (0.7)% 0.6% GP % 16.8% 70 bps Earnings from Operations(1) $13.3M 15.9% 17.7% ROS %(1) 1.0% 20 bps EPS(1) $0.29 $0.11

Second Quarter 2016 Revenue Growth 6 • Overall reported revenue decline of 0.7% as positive trends in OCG and EMEA were offset by softening in Americas Commercial revenue and a 130 basis point impact from foreign exchange • Total revenue grew by 0.6% on a constant currency basis • OCG revenue growth of 5% for the quarter • Americas PT Staffing declined in Centralized Accounts while Branch-Delivered revenue growth continued although at a slower rate than prior quarters • EMEA and APAC constant currency revenue growth continues despite uneven economic conditions 46% 18% 17% 7% 13% Business Mix Americas Commercial Americas PT EMEA APAC OCG -5% 0% 5% 10% Total Americas Commercial Americas PT EMEA APAC OCG YOY Growth Reported Constant Currency

Second Quarter 2016 Gross Profit Growth 7 • Americas Commercial and PT staffing, and OCG comprise 80% of total company GP • GP growth in the Americas represents increasing GP rate on declining revenue • OCG GP growth reflects strong GP rate improvement on a single digit revenue increase • EMEA GP reflects revenue growth and perm fee expansion, partially offset by customer mix -5% 0% 5% 10% 15% 20% 25% Total Americas Commercial Americas PT EMEA APAC OCG YOY Growth Reported Constant Currency 43% 18% 15% 6% 19% Business Mix Americas Commercial Americas PT EMEA APAC OCG

16.1% 16.8% 15.0% 15.2% 15.4% 15.6% 15.8% 16.0% 16.2% 16.4% 16.6% 16.8% 17.0% Q2 2015 GP Rate EMEA/APAC GP Rate AMER GP Rate OCG GP Rate FX Q2 2016 GP Rate Second Quarter 2016 Gross Profit Rate 8 • Overall GP rate improvement from improving GP rates in both the Americas Staffing and global OCG businesses • Americas GP rate reflects continued management of temporary employee tax and benefit expenses • OCG GP rate improvement due to a favorable customer mix 40 bps 30 bps 10 bps (10) bps

Second Quarter 2016 SG&A 9 • OCG expense growth results from increasing salaries and performance-based compensation as well as costs related to additional sales resources • Corporate expenses reflect one-time costs of $1.2 million related to the expansion of the TS Kelly Asia Pacific Joint Venture, unfavorable expenses for certain benefit programs of $2.2 million (including additional expenses related to our Management Retirement Plan and our Long-Term Incentive Plan), as well as $0.8 million in increased costs related to litigation • Restructuring expenses include $1.2 million in EMEA related to structural improvements in Italy and $2.2 million in the Americas related to expense reductions made in response to market conditions $211 $221 $190 $195 $200 $205 $210 $215 $220 $225 Q2 2015 SG&A FX EMEA/APAC OCG Corporate Restructuring Q2 2016 SG&A $(2) $(1) $6 $4 $3 $ in Millions

Second Quarter 2016 Conversion Rate 10 ----- (1)Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. • Second quarter total company conversion rate reflects the impact of the $3.4 million of restructuring charges, which more than offset the continued progress against our goal to improve conversion rate $ in Millions 2016 2015 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops Rate Profit from Ops Rate(1) (bps) Americas 140.2$ 26.3$ 18.8% 138.0$ 25.4$ 18.4% 40 EMEA 35.8 2.6 7.2% 35.9 1.7 4.7% 250 APAC 12.8 1.2 8.8% 13.9 1.6 11.7% (290) OCG 42.8 4.8 11.3% 35.7 3.5 9.8% 150 Total Company 230.5$ 9.9$ 4.3% 222.3$ 11.5$ 5.2% (90)

Second Quarter 2016 Conversion Rate (Excluding Restructuring) 11 • Conversion rate improved across most businesses • Second quarter total company conversion rate reflects continued progress against our goal to improve conversion rate on an ongoing basis $ in Millions ----- (1) Excludes $3.4 million of restructuring costs, $1.2 million in EMEA and $2.2 million in Americas. (2) Conversion rate represents earnings from operations as a percent of gross profit, or return on gross profit. 2016 2015 Gross Earnings Conversion Gross Earnings Conversion Change Profit from Ops(1) Rate(2) Profit from Ops Rate(2) (bps) Americas 140.2$ 28.5$ 20.4% 138.0$ 25.4$ 18.4% 200 EMEA 35.8 3.8 10.4% 35.9 1.7 4.7% 570 APAC 12.8 1.2 8.8% 13.9 1.6 11.7% (290) OCG 42.8 4.8 11.3% 35.7 3.5 9.8% 150 Total Company 230.5$ 13.3$ 5.8% 222.3$ 11.5$ 5.2% 60

$1,130 $1,135 $1,140 $1,145 $1,150 $1,155 2015 Q2 2015 2016 Q2 Accounts Receivable Second Quarter 2016 Balance Sheet Data 12 • DSO improved three days versus the same period last year • Debt-to-equity ratio at 2.8% continues to improve from the same period a year ago $ in Millions DSO 56 54 53 Debt-to- 9.6% 5.8% 2.8% Equity Ratio $0 $20 $40 $60 $80 $100 2015 Q2 2015 2016 Q2 Debt (and Debt-to-Equity Ratio) ----- (1) Includes $62 million of accounts receivable included in current assets held for sale. (1)

2016 Outlook – Third Quarter • Revenue down 3% to 4% YOY in constant currency, 50 basis points of unfavorable foreign exchange impact – Excluding the impact of the APAC JV, revenue is up 1.5% to 2.5% in constant currency • Gross profit rate up 50 to 70 basis points YOY – Includes 20 basis points of favorable impact of the APAC JV • SG&A down 3% to 4% YOY – Excluding the impact of the APAC JV, SG&A is up 1.0% to 1.5% 13

2016 Outlook – Full Year • Revenue down 1% to 2% YOY in constant currency, 100 basis points of unfavorable foreign currency impact – Excluding the impact of the APAC JV, revenue is up 1.5% to 2.5% in constant currency • Gross profit rate up 40 to 60 basis points YOY – Includes 10 basis points of favorable impact of the APAC JV • SG&A down 1% to flat YOY – Excluding the impact of the APAC JV, SG&A is up 1.5% to 2.5% • Annual tax rate in low 20% range, including impact of Work Opportunity Credits, but excluding the impact of the capital gain resulting from the APAC JV 14

APPENDIX: TS KELLY ASIA PACIFIC JOINT VENTURE 15

• Joint Venture capitalizes on the strong reputation of Kelly Services as a leading talent provider in the region and on Temp Holdings’ regional presence – Provides accelerated growth opportunities, larger workforce solutions presence, and enhanced competitive positioning – Expands on 14-year strategic partnership between Kelly and Temp Holdings • TS Kelly Asia Pacific is expected to be one of the largest workforce solutions companies in the Asia Pacific region • Solidifies Kelly’s focus on OCG solutions in the APAC market – Opportunity to accelerate investment in high growth market – Kelly’s outsourcing and consulting group, KellyOCG, is not part of the joint venture and will continue to operate under the complete control of Kelly Highlights – TS Kelly Asia Pacific 16

• Expands scope from four geographies to twelve, with headquarters in Singapore • Brings together established businesses with approximately $500 million in revenue and 1,600 employees – TS Kelly North Asia – China, Hong Kong, Taiwan, South Korea – Kelly Services – Singapore, Malaysia, Australia, New Zealand, India, Indonesia, Thailand – Capita – Singapore and Malaysia – First Alliances – Vietnam – Intelligence – Indonesia, Vietnam, Singapore, Malaysia Highlights – TS Kelly Asia Pacific 17

• Transaction closed on July 4, 2016 and the JV was formed through asset transfers from Kelly and Temp Holdings and an $36.5 million cash payment to Kelly (subject to a cash true- up calculation) • Temp Holdings owns 51%, Kelly owns 49% • As of our second quarter balance sheet, the assets subsequently transferred to the JV have been accounted for as Held for Sale and are reported as a single line item on our consolidated balance sheet • Beginning in the third quarter, Kelly will account for our 49% interest as an Equity Method Investment – APAC results will no longer be included in the individual lines of Kelly’s consolidated income statement or balance sheet  49% share of income reflected as Income from equity method investments (below earnings from operations), effective on the transaction closing date » Will no longer be included as revenue, cost of service and SG&A expense  Equity method investment asset will be reported as a single line item on the balance sheet TS Kelly Asia Pacific – Transaction Details 18